UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2011

PREMIER BEVERAGE GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50370	33-1041835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue Suite 501
New York, NY 10022
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: 646-820-0630

DAM HOLDINGS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2011, the Registrant filed Articles of Merger in Nevada to change its name to ‘Premier Beverage Group Corp.’ Article I of the Registrant’s Articles of Incorporation was amended to effect the name change pursuant to the merger of a wholly-owned subsidiary of the Registrant into the Registrant as permitted by NRS 92A.180. The name change was effective on November 25, 2011 when it was approved by the Financial Industry Regulation Authority and the Registrant’s trading symbol was changed to ‘PBGC’ from ‘DAMH’.

Item 7.01. Regulation FD Disclosure.

On November 28, 2011, the Registrant released on its website (www.prembevgrp.com) a letter to its shareholders from Fouad Kallamni, the Registrant’s President and Director.

Item 8.01. Other Events.

On November 29, 2011, the Registrant entered into a letter of intent with Universal Brands Corporation to purchase captive beverage brands and operating programs under the names of MONSOON and CareOne Energy Booster. The letter of intent is non-binding and subject to definitive documentation.  The purchase price for these brands, including trademarks, operating programs, and certain inventory, will be $200,000 payable in the form of a promissory note and the issuance of 1,000,000 restricted shares of the Registrant’s common stock.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER BEVERAGE GROUP CORP.
(Registrant)

Dated: December 1, 2011	By:	/s/ Fouad Kallamni
Fouad Kallamni
President and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Merger filed with the Secretary of State of Nevada on November 1, 2011 and effective on November 25, 2011
20.1	Letter to Shareholders from the Registrant’s President and Director dated November 28, 2011